UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 17, 2013
Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City, MO	64106
(Address of principal executive offices)	(Zip Code)

(816) 234-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of shareholders (the “Annual Meeting”) of Commerce Bancshares, Inc. (the “Company”) held on April 17, 2013, the Company's shareholders approved the Commerce Bancshares, Inc. 2005 Equity Incentive Plan, as amended and restated (the “Plan”). The amended and restated version of the Plan (a) increased by 1,000,000 shares the shares of common stock that may be issued under the Plan; (b) extended the term of the Plan to April 17, 2023; (c) removed the 800,000 share limit on shares that may be issued under the Plan as restricted stock, restricted stock units, performance shares and stock-based awards; (d) increased the number of shares of restricted stock and/or restricted stock units that may be granted to one participant in any one fiscal year from 50,000 to 150,000; (e) updated the list of performance-based metrics that can be used with respect to performance-based awards to include return on assets; and (f) made other minor changes. The Company's Board of Directors previously approved the Plan, subject to such shareholder approval. The Company's executive officers are eligible to participate in the Plan.

A summary of the Plan is set forth under the heading “Proposal Four - Approval of Amendment and Restatement of the Commerce Bancshares, Inc. 2005 Equity Incentive Plan” in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 13, 2013, which summary is incorporated herein by reference. That summary and the above description of the Plan do not purport to be complete, and are qualified in their entirety by reference to the Plan, which is filed as Exhibit 10(j) to this Current Report on Form 8-K and incorporated herein by reference.

Following the Annual Meeting on April 17, 2013, the Company's Compensation and Human Resources Committee of the Company's Board of Directors awarded restricted stock and stock appreciation rights under the Plan to the Company's CEO and its other named executive officers in the following amounts:

		Restricted	Stock
		Stock	Appreciation
		Awards	Rights
Executive Officer	Title	#	#
David W. Kemper	Chairman & CEO	30,676	35,989
Jonathan M. Kemper	Vice Chairman	13,305	17,328
Seth M. Leadbeater	Vice Chairman	7,361	6,498
Charles G. Kim	Executive Vice President & CFO	8,926	10,664
Kevin G. Barth	Executive Vice President	8,720	10,664

The restricted stock awards vest over a three, four or five year period, if the grantee remains employed as of such date, subject to certain exceptions, and generally provide for forfeiture if the Company does not have positive, cumulative net income for the period beginning on January 1, 2014 and ending on the December 31 immediately preceding the full vesting date. The stock appreciation rights vest 25% on the first anniversary date after the date of grant, with an additional 25% vesting on the following three anniversary dates, if the grantee remains employed as of such dates. The Notice of Grant of Award and Award Agreements for both restricted stock awards and stock appreciation rights contain provisions regarding non-solicitation of employees and customers and a prohibition on hedging and short sales.

On April 17, 2013, the Compensation and Human Resources Committee approved the cancellation of 75,338 shares of unvested restricted stock originally granted to David W. Kemper and 14,332 shares of unvested restricted stock originally granted to Jonathan M. Kemper, and the replacement of those awards with an equal number of shares of service- and performance-contingent restricted stock. The new grants contain the same service-based vesting period as the original canceled grants, and vesting of the new grants is also subject to achievement of a performance target determined by the Compensation and Human Resources Committee.

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of the Company was held on April 17, 2013. As of the record date, there were a total of 90,819,015 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 75,924,729 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of security holders:

(1)
Election of four directors to the 2016 Class for a term of three years. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management's nominees, as listed in the proxy statement. The four nominees for the four directorships received the following votes:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Earl H. Devanny, III	60,364,608	946,185	14,613,936
Benjamin F. Rassieur, III	60,093,357	1,217,436	14,613,936
Todd R. Schnuck	60,419,504	891,289	14,613,936
Andrew C. Taylor	60,097,028	1,213,765	14,613,936

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors for a term expiring at the annual meeting of shareholders in 2016 and until their respective successors have been duly elected and qualified.

Other directors whose term of office as director continued after the meeting were: Terry D. Bassham, John R. Capps, W. Thomas Grant II, James B. Hebenstreit, David W. Kemper, Jonathan M. Kemper, Terry O. Meek, and Kimberly G. Walker.

(2)	Ratification of the selection of KPMG LLP as the Company's independent public accountant for 2013. The proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
75,363,259	340,951	220,519	—

Based on the votes set forth above, the appointment of KPMG LLP as the independent public accounting firm for 2013 was duly ratified by the shareholders.

(3)
Advisory approval of the Company's executive compensation as disclosed pursuant to Item 402 of Regulation S-K. This proposal, commonly referred to as “Say on Pay,” is required by Section 14A of the Securities Exchange Act. The “Say on Pay” proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
58,999,949	1,912,081	398,763	14,613,936

Based on the votes set forth above, the non-binding proposal to approve the compensation awarded by the Company to its named executive officers passed.

(4)
Approval of the amendment and restatement of the Commerce Bancshares, Inc. 2005 Equity Incentive Plan, including an increase in authorized shares and an extension of the term. The proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
53,746,597	7,219,884	344,312	14,613,936

Based on the votes set forth above, the amendment and restatement of the Commerce Bancshares, Inc. 2005 Equity Incentive Plan was duly approved by the shareholders. The amended and restated plan is attached as Exhibit 10(j) to this Form 8-K.

(5)	Approval of the amendment of the Stock Purchase Plan for Non-Employee Directors to increase authorized shares. The proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
58,031,525	2,965,467	313,801	14,613,936

Based on the votes set forth above, the amendment to increase the authorized shares for the Stock Purchase Plan for Non-Employee Directors passed. The amended and restated plan is attached as Exhibit 10(c) to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Exhibits
10(c) Amended and restated Commerce Bancshares, Inc. Stock Purchase Plan for Non-Employee Directors
10(j) Amended and restated Commerce Bancshares, Inc. 2005 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.

By: /s/ Jeffery D. Aberdeen
Jeffery D. Aberdeen
Controller
(Chief Accounting Officer)

Date: April 23, 2013